Income Statement Recast

Exhibit 99.1

# Financial Supplement - Baker Hughes *(unaudited)*

## Table 1. Reconciliation of Consolidated Statements of Income (Loss) - Reported to Recasted View

| *($ in millions)* | Reported | | | | Recasted | Reported | | | | Recasted | Reported | | | | Recasted |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **Revenue:** | FY 2022 | R&D* | Other Charges | NonOp* | FY 2022 | FY 2023 | R&D* | Other Charges | NonOp* | FY 2023 | FY 2024 | R&D* | Other Charges | NonOp* | FY 2024 |
| Sales of goods | $ 12,236 | | | | $ 12,236 | $ 15,617 | | | | $ 15,617 | $ 17,810 | | | | $ 17,810 |
| Sales of services | 8,920 | | | | 8,920 | 9,889 | | | | 9,889 | 10,019 | | | | 10,019 |
| **Total Revenue** | **21,156** | — | — | — | **21,156** | **25,506** | — | — | — | **25,506** | **27,829** | — | — | — | **27,829** |
| **Costs and expenses:** | | | | | | | | | | | | | | | |
| Cost of goods sold (1) | 10,445 | (433) | | | 10,012 | 13,309 | (508) | | | 12,801 | 14,792 | (501) | | | 14,291 |
| Cost of services sold (1) | 6,311 | (119) | | | 6,192 | 6,946 | (143) | | | 6,803 | 7,197 | (142) | | | 7,055 |
| Selling, general and administrative | 2,510 | | | | 2,510 | 2,611 | | | | 2,611 | 2,458 | | | | 2,458 |
| Research and development costs (1) | — | 552 | | | 552 | — | 651 | | | 651 | — | 643 | | | 643 |
| Restructuring (2) | 705 | | (509) | | 196 | 323 | | (10) | | 313 | 301 | | (41) | | 260 |
| Other (income) expense, net (2)(3) | — | | 509 | 911 | 1,420 | — | | 10 | (554) | (544) | — | | 41 | (382) | (341) |
| *Other non-operating (income) loss (3)* | *911* | | | *(911)* | – | *(554)* | | | *554* | – | *(382)* | | | *382* | – |
| Interest expense, net | 252 | | | | 252 | 216 | | | | 216 | 198 | | | | 198 |
| Income before income taxes | 22 | — | — | — | 22 | 2,655 | — | — | — | 2,655 | 3,265 | — | — | — | 3,265 |
| Provision for income taxes | (600) | | | | (600) | (685) | | | | (685) | (257) | | | | (257) |
| Net income (loss) | (578) | — | — | — | (578) | 1,970 | — | — | — | 1,970 | 3,008 | — | — | — | 3,008 |
| Less: Net income attributable to noncontrolling interests | 23 | | | | 23 | 27 | | | | 27 | 29 | | | | 29 |
| **Net income (loss) attributable to Baker Hughes Company** | **$ (601)** | **$ —** | **$ —** | **$ —** | **$ (601)** | **$ 1,943** | **$ —** | **$ —** | **$ —** | **$ 1,943** | **$ 2,979** | **$ —** | **$ —** | **$ —** | **$ 2,979** |

(1) Cost of sales excludes "Research and development costs," which are now separately stated on the Consolidated statements of income (loss)
(2) The caption previously named "Restructuring, Impairment & Other" has been renamed to "Restructuring" with all non-restructuring costs reclassified to "Other (income) expense, net"
(3) Costs previously reported in "Other non-operating (income) loss" will now be classified in "Other (income) expense, net"
* Defined as: R&D: "Research and development costs" and NonOp: "Other non-operating (income) loss"

Baker Hughes

Copyright 2025 Baker Hughes Company. All rights reserved.
Note: certain columns and rows may not add up due to the use of rounded numbers.

Income Statement Recast

Exhibit 99.1

# Financial Supplement - Baker Hughes *(unaudited)*

## Table 2. Consolidated Statements of Income (Loss) - by Quarter Recasted View *($ in millions)*

| Revenue: | 1Q 2022 | 2Q 2022 | 3Q 2022 | 4Q 2022 | FY 2022 | 1Q 2023 | 2Q 2023 | 3Q 2023 | 4Q 2023 | FY 2023 | 1Q 2024 | 2Q 2024 | 3Q 2024 | 4Q 2024 | FY 2024 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Sales of goods | $ 2,809 | $ 2,817 | $ 3,084 | $ 3,526 | $ 12,236 | $ 3,484 | $ 3,793 | $ 4,044 | $ 4,297 | $ 15,617 | $ 3,999 | $ 4,552 | $ 4,413 | $ 4,847 | $ 17,810 |
| Sales of services | 2,026 | 2,230 | 2,285 | 2,379 | 8,920 | 2,232 | 2,522 | 2,597 | 2,538 | 9,889 | 2,419 | 2,587 | 2,495 | 2,517 | 10,019 |
| **Total Revenue** | **4,835** | **5,047** | **5,369** | **5,905** | **21,156** | **5,716** | **6,315** | **6,641** | **6,835** | **25,506** | **6,418** | **7,139** | **6,908** | **7,364** | **27,829** |
| **Costs and expenses:** | | | | | | | | | | | | | | | |
| Cost of goods sold (1) | 2,271 | 2,388 | 2,535 | 2,818 | 10,012 | 2,860 | 3,136 | 3,343 | 3,463 | 12,801 | 3,276 | 3,657 | 3,459 | 3,899 | 14,291 |
| Cost of services sold (1) | 1,475 | 1,552 | 1,578 | 1,586 | 6,192 | 1,548 | 1,716 | 1,790 | 1,748 | 6,803 | 1,700 | 1,834 | 1,749 | 1,771 | 7,055 |
| Selling, general and administrative | 621 | 624 | 620 | 645 | 2,510 | 655 | 695 | 627 | 634 | 2,611 | 618 | 643 | 612 | 585 | 2,458 |
| Research and development costs (1) | 119 | 137 | 132 | 164 | 552 | 159 | 152 | 165 | 175 | 651 | 164 | 158 | 158 | 163 | 643 |
| Restructuring (2) | 4 | 25 | 146 | 21 | 196 | 56 | 96 | 5 | 155 | 313 | — | 2 | — | 258 | 260 |
| Other (income) expense, net (2)(3) | 94 | 916 | 149 | 262 | 1,420 | (386) | (152) | (97) | 93 | (544) | (22) | (26) | (134) | (158) | (341) |
| Interest expense, net | 64 | 60 | 65 | 64 | 252 | 64 | 58 | 49 | 45 | 216 | 41 | 47 | 55 | 54 | 198 |
| Income (loss) before income taxes | 187 | (655) | 144 | 345 | 22 | 760 | 614 | 759 | 522 | 2,655 | 641 | 824 | 1,009 | 792 | 3,265 |
| Benefit (provision) for income taxes | (107) | (182) | (153) | (157) | (600) | (179) | (200) | (235) | (72) | (685) | (178) | (243) | (235) | 398 | (257) |
| Net income (loss) | 80 | (837) | (9) | 188 | (578) | 581 | 414 | 524 | 450 | 1,970 | 463 | 581 | 774 | 1,190 | 3,008 |
| Less: Net income attributable to noncontrolling interests | 8 | 2 | 8 | 6 | 23 | 5 | 4 | 6 | 11 | 27 | 8 | 2 | 8 | 11 | 29 |
| **Net income (loss) attributable to Baker Hughes Company** | **$ 72** | **$ (839)** | **$ (17)** | **$ 182** | **$ (601)** | **$ 576** | **$ 410** | **$ 518** | **$ 439** | **$ 1,943** | **$ 455** | **$ 579** | **$ 766** | **$ 1,179** | **$ 2,979** |

(1) Cost of sales excludes "Research and development costs," which are now separately stated on the Consolidated statements of income (loss)
(2) The caption previously named "Restructuring, Impairment & Other" has been renamed to "Restructuring" with all non-restructuring costs reclassified to "Other (income) expense, net"
(3) Costs previously reported in "Other non-operating (income) loss" will now be classified in "Other (income) expense, net"

Copyright 2025 Baker Hughes Company. All rights reserved.
Note: certain columns and rows may not add up due to the use of rounded numbers.

Baker Hughes